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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial and Other Data" and "Experts" and to the use of our report dated March 10, 1998, in the Amendment No. 3 to Registration Statement (Form S-1 No. 333-44931) and related Prospectus of Freedom Securities dated April 1, 1998.


                                          /s/ Ernst & Young LLP

New York, New York

April 1, 1998